Exhibit 99.1

               DRI Corporation Posts $635,000 Profit for
                         Second Quarter 2007


    --  Second Quarter Sales Reach Record High

    --  Sales Reflect 14.9 Percent Increase Over Last Year's Same
        Period Results

    -- Seventh Consecutive Period of Improvement Over Same Quarter of Previous Year


    DALLAS--(BUSINESS WIRE)--August 14, 2007--DRI Corporation (DRI) (NASDAQ: TBUS), a digital communications technology leader in the domestic and international surface transportation and transit security markets, announced today it posted net income of 6 cents per share (basic and diluted) on $14.9 million in sales, an increase of 14.9 percent, in second quarter 2007, as compared to a net loss of 4 cents per share (basic and diluted) on $13.0 million in sales for the same period last year, exclusive of sales and income/loss from discontinued operations.

    When including the results of discontinued operations, the Company posted net income of 6 cents per share (basic and diluted) in second quarter 2007, as compared to a net loss of 2 cents per share (basic and diluted) for the same period last year.

    "Our record high revenue and improved operating results in second quarter 2007 mark the seventh consecutive period of improvement when compared to the same quarter of the previous year. Our internal work to reduce costs and expenses, combined with our increasing revenue, is continuing to help build the trend toward a profitable fiscal year 2007. Our backlog also is strong, further underscoring that trend. Given the improvement in our domestic market, the expected growth derived from our international market initiatives, and the impact of cost reductions and expense controls that we expect to continue achieving, we anticipate posting a profit for fiscal year 2007," David
L. Turney, the Company's Chairman, President, and Chief Executive
Officer, said.

    On Aug. 14, 2007, the Company filed with the Securities and
Exchange Commission a Form 10-Q for the quarter and six months ended June 30, 2007.

    SECOND QUARTER 2007 RESULTS

    For the quarter ended June 30, 2007, sales of continuing operations increased by 14.9 percent to $14.9 million and the net income to common shareholders was $635 thousand, or 6 cents per share (basic and diluted) - inclusive of a loss $42 thousand from discontinued operations. This compares to sales of $13.0 million and a net loss to common shareholders of $243 thousand for the same period last year, or 2 cents per share (basic and diluted). Last year's results are inclusive of income of $160 thousand, or 2 cents per share (basic and diluted), from discontinued operations. Weighted-average shares outstanding were 10.5 million (basic) and 12.4 million (diluted), as compared to 9.8 million (basic and diluted) a year ago.

    For the six months ended June 30, 2007, sales of continuing operations increased by 13.4 percent to $26.9 million and the net loss to common shareholders was $211 thousand, or 2 cents per share (basic and diluted) - inclusive of a loss of $219 thousand, or 2 cents per share (basic and diluted), from discontinued operations. This compares to sales of $23.7 million and a net loss to common shareholders of $1.1 million, or 11 cents per share (basic and diluted), for the same period last year. Last year's results are inclusive of income of $121 thousand, or 1 cent per share (basic and diluted), from discontinued operations. Weighted-average shares outstanding for the six-month period were 10.3 million (basic and diluted), as compared to 9.8 million (basic and diluted) a year ago.

    As of June 30, 2007, the Company had $4.4 million in working capital and $17.8 million in shareholders' equity. This compares to $3.6 million in working capital and $17.2 million in shareholders' equity as of Dec. 31, 2006.

    OUTLOOK

    "We have seen several legislative actions that have strengthened our prospects in the domestic markets in recent weeks. First, new legislation out of the Homeland Security sector set authorized levels over four years at $3.4 billion. Second, the appropriated funds for federal fiscal year 2008 reached $400 million, an increase of $125 million over the previous year. Third, the proposed appropriation for the surface mass transportation sector is at a record high $9.5 billion to $9.7 billion. In addition, we have opened new served markets such as our recently announced joint venture in India. Overall, our market trends are strong. We expect to report a profit for fiscal year 2007," Mr. Turney said.

    CONFERENCE CALL INFORMATION

    The Company's senior management will discuss second quarter 2007 financial results, as well as the 2007 outlook, during an investors' conference call today, Aug. 14, 2007, at 1 p.m. (Eastern).

    To participate in the conference call, dial one of the following telephone numbers at least five minutes prior to the start time:
Domestic, (888) 868-9080; or International, (973) 935-8511.

    Telephone replay will be available through Nov. 14, 2007, via the following telephone numbers: Domestic, (877) 519-4471 (Code 9106427); or International, (973) 341-3080 (Code 9106427).

    To participate via webcast, go to
http://www.viavid.net/detailpage.aspx?sid=00004348. The webcast will be archived for 90 days.

    ABOUT THE COMPANY

    DRI is a digital communications technology leader in the domestic and international public transportation and transit security markets. Our products include: TwinVision(R) and Mobitec(R) electronic destination sign systems, Talking Bus(R) voice announcement systems, Digital Recorders(R) Internet-based passenger information and automatic vehicle location/monitoring systems, and VacTell(TM) video actionable intelligence systems. Our products help increase the mobility, flow, safety, and security of people who rely upon transportation infrastructure around the globe. Using proprietary hardware and software applications, our products provide easy-to-understand, real-time information that assists users and operators of transit bus and rail vehicles in locating, identifying, boarding, tracking, scheduling, and managing those vehicles. Our products also aid transit vehicle operators in their quest to increase ridership and reduce fuel consumption, as well as to identify and mitigate security risks on transit vehicles. Positioned not only to serve and address mobility, energy conservation, and environmental concerns, our products also serve the growing U.S. Homeland Security market. For more information about the Company and its operations worldwide, go to www.digrec.com.

    FORWARD-LOOKING STATEMENTS

    This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation, statements concerning the improvements in the Company's domestic market; statements concerning the Company's expected growth from its international market initiatives; statements concerning the impact of cost reductions and expense controls that the Company expects to continue achieving; statements concerning the expected outcome for the Company's backlog of orders and revenue trends; statements concerning the timing or amount of future revenues and achieving profitability in fiscal year 2007; statements concerning the timing or amount of federal transit and transit security funding; statements concerning the Company's new served markets and orders; statements about the perceived strength of current and prospective market trends; as well as any statements using words such as "expect," "fully expect," "expected," "appears," "believe," "plan," "anticipate," "would," "goal," "potential," "potentially," "range," "pursuit," "run rate," "stronger," "preliminarily," etc. These forward-looking statements are subject to risks and uncertainties, including risks and uncertainties pertaining to the Company's actual performance in both domestic and international markets; risks that the Company may not achieve its expected growth from its strategic initiatives; risks that anticipated cost reductions and expense controls may not provide the benefits the Company expects; risks and uncertainties pertaining to the expected outcome for the Company's backlog of orders and revenue trends; risks and uncertainties pertaining to the timing or amount of future revenues; risks that we may not achieve profitability in fiscal year 2007; risks and uncertainties pertaining to the timing or amount of federal transit and transit security funding; risks and uncertainties pertaining to the Company's new served markets and orders; as well as other risks and uncertainties set forth in our Annual Report on Form 10-K filed March 28, 2007, particularly those identified in Risk Factors Affecting Our Business, as those are supplemented by our subsequent quarterly reports on Form 10-Q. There can be no assurance that any expectation, express or implied, in a forward-looking statement will prove correct or that the contemplated event or result will occur as anticipated.



                   DRI CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS
         (In thousands, except shares and per share amounts)

                                      June 30, 2007  December 31, 2006
                                       (Unaudited)
                                      -------------  -----------------
               ASSETS
Current Assets
   Cash and cash equivalents         $         422  $            611
   Trade accounts receivable, net           12,476            10,100
   Current portion of note
    receivable                                  86                 -
   Other receivables                           391               147
   Inventories                               8,985             9,057
   Prepaids and other current assets           433               422
   Assets of discontinued operations             -             1,728
                                      -------------  -----------------
      Total current assets                  22,793            22,065
                                      -------------  -----------------

Property and equipment, net                  2,688             2,906
Long-term portion of note receivable           258                 -
Goodwill                                    10,303            10,289
Intangible assets, net                       1,106             1,110
Deferred tax assets, net                       191               191
Other assets                                   554               797
                                      -------------  -----------------
      Total assets                   $      37,893  $         37,358
                                      =============  =================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
   Lines of credit                   $       7,408  $          7,608
   Notes payable, net                          500             1,584
   Current portion of long-term debt           250               254
   Current portion of foreign tax
    settlement                                 452               393
   Accounts payable                          5,192             5,560
   Accrued expenses                          4,584             2,921
   Preferred stock dividends payable            17                23
   Liabilities of discontinued
    operations                                   -                74
                                      -------------  -----------------
      Total current liabilities             18,403            18,417
                                      -------------  -----------------

Long-term debt and capital leases,
 long-term                                      33                42
                                      -------------  -----------------

Foreign tax settlement, long-term            1,120             1,087
                                      -------------  -----------------

Deferred tax liabilities                       289               383
                                      -------------  -----------------

Minority interest in consolidated
 subsidiary                                    264               234
                                      -------------  -----------------

Commitments and contingencies

Shareholders' Equity
   Series E Redeemable, Nonvoting,
    Convertible Preferred Stock,
    $.10 par value,
      liquidation preference of
       $5,000 per share; 500 shares
       authorized; 127 and 183
       shares issued and outstanding
       at June 30, 2007, and
       December 31, 2006,
       respectively; redeemable at
       the discretion of the Company
       at any time.                            215               495
   Series G Redeemable, Convertible
    Preferred Stock, $.10 par value,
      liquidation preference of
       $5,000 per share; 600 shares
       authorized; 394 and 379
       shares issued and outstanding
       at June 30, 2007 and December
       31, 2006, respectively;
       redeemable at the discretion
       of the Company after five
       years from date of issuance.          1,688             1,613
   Series H Redeemable, Convertible
    Preferred Stock, $.10 par value,
      liquidation preference of
       $5,000 per share; 600 shares
       authorized; 57 and 54 shares
       issued and outstanding at
       June 30, 2007, and December
       31, 2006, respectively;
       redeemable at the discretion
       of the Company after five
       years from date of issuance.            237               222
   Series I Redeemable, Convertible
    Preferred Stock, $.10 par value,
      liquidation preference of
       $5,000 per share; 200 shares
       authorized; 0 and 104 shares
       issued and outstanding at
       June 30, 2007, and December
       31, 2006, respectively;
       redeemable at the discretion
       of the Company after five
       years from date of issuance.              -               471
   Series J Redeemable, Convertible
    Preferred Stock, $.10 par value,
      liquidation preference of
       $5,000 per share; 250 shares
       authorized; 90 and 0 shares
       issued and outstanding at
       June 30, 2007, and December
       31, 2006, respectively;
       redeemable at the discretion
       of the Company at any time.             388                 -
   Series AAA Redeemable, Nonvoting,
    Convertible Preferred Stock,
    $.10 par value,
      liquidation preference of
       $5,000 per share; 20,000
       shares authorized; 178 shares
       issued and outstanding at
       June 30, 2007 and December
       31, 2006; redeemable at the
       discretion of the Company at
       any time.                               890               890
   Common stock, $.10 par value,
    25,000,000 shares authorized;
    11,045,386 and
      10,045,675 shares issued and
       outstanding at June 30, 2007
       and December 31, 2006,
       respectively.                         1,105             1,004
   Additional paid-in capital               32,181            31,517
   Accumulated other comprehensive
    income - foreign currency
    translation                              3,561             3,397
   Accumulated deficit                     (22,481)          (22,414)
                                      -------------  -----------------
      Total shareholders' equity            17,784            17,195
                                      -------------  -----------------
      Total liabilities and
       shareholders' equity          $      37,893  $         37,358
                                      =============  =================





                   DRI CORPORATION AND SUBSIDIARIES
          CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
      FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2007 AND 2006
          (In thousands, except share and per share amounts)

                        Three Months Ended        Six Months Ended
                             June 30,                 June 30,
                      -----------------------  -----------------------
                         2007         2006        2007         2006
                      -----------  ----------  -----------  ----------

Net sales            $    14,885  $   12,960  $    26,885  $   23,714
Cost of sales              9,895       8,815       18,218      16,235
                      -----------  ----------  -----------  ----------
   Gross profit            4,990       4,145        8,667       7,479
                      -----------  ----------  -----------  ----------

Operating expenses
   Selling, general
    and
    administrative         3,576       3,761        7,177       7,291
   Research and
    development              363         346          695         599
                      -----------  ----------  -----------  ----------
      Total
       operating
       expenses            3,939       4,107        7,872       7,890
                      -----------  ----------  -----------  ----------

   Operating income
    (loss)                 1,051          38          795        (411)
                      -----------  ----------  -----------  ----------

Other income (loss)           28          35           39         (41)
Foreign currency
 gain                         45          63           21          89
Interest expense            (333)       (275)        (648)       (488)
                      -----------  ----------  -----------  ----------
      Total other
       income and
       expense              (260)       (177)        (588)       (440)
                      -----------  ----------  -----------  ----------

   Income (loss)
    from continuing
    operations
    before income
    tax expense              791        (139)         207        (851)

Income tax benefit
 (expense)                    10         (70)         (24)       (116)
                      -----------  ----------  -----------  ----------

   Income (loss)
    from continuing
    operations
    before minority
    interest in
    income of
    consolidated
    subsidiary               801        (209)         183        (967)

Minority interest in
 income of
 consolidated
 subsidiary                  (56)       (118)         (31)        (70)
                      -----------  ----------  -----------  ----------

   Income (loss)
    from continuing
    operations               745        (327)         152      (1,037)
   Income (loss)
    from
    discontinued
    operations               (42)        160         (219)        121
                      -----------  ----------  -----------  ----------

      Net income
       (loss)                703        (167)         (67)       (916)

   Provision for
    preferred stock
    dividends                (68)        (76)        (144)       (144)
   Amortization for
    discount on
    preferred stock            -           -            -         (49)
                      -----------  ----------  -----------  ----------

   Net income (loss)
    applicable to
    common
    shareholders     $       635  $     (243) $      (211) $   (1,109)
                      ===========  ==========  ===========  ==========

Net income (loss)
 per share - basic
   Continuing
    operations       $      0.06  $    (0.04) $      0.00  $    (0.13)
                      ===========  ==========  ===========  ==========
   Discontinued
    operations       $     (0.00) $     0.02  $     (0.02) $     0.01
                      ===========  ==========  ===========  ==========
   Income (loss) per
    share applicable
    to common
    shareholders     $      0.06  $    (0.02) $     (0.02) $    (0.11)
                      ===========  ==========  ===========  ==========

Net income (loss)
 per share - diluted
   Continuing
    operations       $      0.06  $    (0.04) $      0.00  $    (0.13)
                      ===========  ==========  ===========  ==========
   Discontinued
    operations       $     (0.00) $     0.02  $     (0.02) $     0.01
                      ===========  ==========  ===========  ==========
   Income (loss) per
    share applicable
    to common
    shareholders     $      0.06  $    (0.02) $     (0.02) $    (0.11)
                      ===========  ==========  ===========  ==========

Weighted average
 number of common
 shares and common
 share equivalent
 outstanding
      Basic           10,503,691   9,777,499   10,339,546   9,764,467
                      ===========  ==========  ===========  ==========
      Diluted         12,434,354   9,777,499   10,339,546   9,764,467
                      ===========  ==========  ===========  ==========



    CONTACT: Company Contact:
             Veronica B. Marks
             Manager, Corporate Communications
             DRI Corporation
             Phone: (214) 378-4776
             Fax: (214) 378-8437
             E-Mail: veronicam@digrec.com